IFRS 7 Disclosure	9 Months Ended
Jul. 31, 2021
IFRS 7 Disclosure [Abstract]
IFRS 7 Disclosure

MARKET RISK

Market risk capital is calculated using internal models and comprises three components: (1) Value-at-Risk (VaR); (2) Stressed VaR; and (3) Incremental Risk Charge (IRC). In addition, the Bank calculates market risk capital using the Standardized approach for a limited number of portfolios.

Calculating VaR

TD computes total VaR on a daily basis by combining the General Market Risk (GMR) and Idiosyncratic Debt Specific Risk (IDSR) associated with the Bank’s trading positions.

GMR is determined by creating a distribution of potential changes in the market value of the current portfolio using historical simulation. The Bank values the current portfolio using the market price and rate changes of the most recent 259 trading days for equity, interest rate, foreign exchange, credit, and commodity products. GMR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. A one-day holding period is used for GMR calculation, which is scaled up to ten days for regulatory capital calculation purposes.

IDSR measures idiosyncratic (single-name) credit spread risk for credit exposures in the trading portfolio using Monte Carlo simulation. The IDSR model is based on the historical behaviour of five-year idiosyncratic credit spreads. Similar to GMR, IDSR is computed as the threshold level that portfolio losses are not expected to exceed more than one out of every 100 trading days. IDSR is measured for a ten-day holding period.

The following graph discloses daily one-day VaR usage and trading net revenue, reported on a taxable equivalent basis, within Wholesale Banking. Trading net revenue includes trading income and net interest income related to positions within the Bank’s market risk capital trading books. For the quarter ending July 31, 2021, there were 7 days of trading losses and trading net revenue was positive for 89% of the trading days, reflecting normal trading activity. Losses in the quarter did not exceed VaR on any trading day.

VaR is a valuable risk measure but it should be used in the context of its limitations, for example:

•	VaR uses historical data to estimate future events, which limits its forecasting abilities;
•	it does not provide information on losses beyond the selected confidence level; and
•	it assumes that all positions can be liquidated during the holding period used for VaR calculation.

The Bank continuously improves its VaR methodologies and incorporates new risk measures in line with market conventions, industry best practices, and regulatory requirements.

To mitigate some of the shortcomings of VaR, the Bank uses additional metrics designed for risk management and capital purposes. These include Stressed VaR, IRC, Stress Testing Framework, as well as limits based on the sensitivity to various market risk factors.

Calculating Stressed VaR

In addition to VaR, the Bank also calculates Stressed VaR, which includes Stressed GMR and Stressed IDSR. Stressed VaR is designed to measure the adverse impact that potential changes in market rates and prices could have on the value of a portfolio over a specified period of stressed market conditions. Stressed VaR is determined using similar techniques and assumptions in GMR and IDSR VaR. However, instead of using the most recent 259 trading days (one year), the Bank uses a selected year of stressed market conditions. In the third quarter of 2021, Stressed VaR was calculated using the one-year period that includes the COVID-19 Stress period. The appropriate historical one-year period to use for Stressed VaR is determined on a quarterly basis. Stressed VaR is a part of regulatory capital requirements.

Calculating the Incremental Risk Charge

The IRC is applied to all instruments in the trading book subject to migration and default risk. Migration risk represents the risk of changes in the credit ratings of the Bank’s exposures. TD applies a Monte Carlo simulation with a one-year horizon and a 99.9% confidence level to determine IRC, which is consistent with regulatory requirements. IRC is based on a “constant level of risk” assumption, which requires banks to assign a liquidity horizon to positions that are subject to IRC. IRC is a part of regulatory capital requirements.

The following table presents the end of quarter, average, high, and low usage of TD’s portfolio metrics.

TABLE 28: PORTFOLIO MARKET RISK MEASURES

(millions of Canadian dollars)	For the three months ended							For the nine months ended
	July 31 2021					April 30 2021	July 31 2020	July 31 2021	July 31 2020
	As at	Average	High		Low	Average	Average	Average	Average
Interest rate risk	$11.3	$12.5	$17.4		$9.2	$18.6	$24.2	$17.4	$19.3
Credit spread risk	7.1	8.2	9.6		6.7	19.4	47.9	17.3	35.2
Equity risk	7.1	9.0	12.5		7.1	10.2	23.9	9.8	13.9
Foreign exchange risk	0.8	1.4	2.7		0.5	2.0	4.0	2.1	4.4
Commodity risk	5.9	3.5	6.0		1.9	4.8	5.0	4.9	3.3
Idiosyncratic debt specific risk	16.9	24.4	34.2		16.9	31.1	53.4	28.8	34.2
Diversification effect[1]	(26.8)	(30.2)	n/m	[2]	n/m	(51.7)	(91.2)	(48.0)	(64.0)
Total Value-at-Risk (one-day)	22.3	28.8	37.4		21.9	34.4	67.2	32.3	46.3
Stressed Value-at-Risk (one-day)	34.1	38.4	41.3		34.1	35.0	65.5	35.6	62.3
Incremental Risk Capital Charge (one-year)	$338.7	$339.3	$407.8		$295.9	$363.0	$397.0	$353.0	$314.9

[1]	The aggregate VaR is less than the sum of the VaR of the different risk types due to risk offsets resulting from portfolio diversification.
[2]	Not meaningful. It is not meaningful to compute a diversification effect because the high and low may occur on different days for different risk types.

Average VaR decreased compared to the last quarter and the same quarter last year driven by markets stabilizing and COVID-19 related VaR scenarios dropping out of the one-year range of the historical VaR period. Average Stressed VaR decreased compared to the same quarter last year mainly due to the stabilization of credit spreads and equity markets.

Average IRC decreased compared to the last quarter and the same quarter last year due to stabilization of the credit spread shocks observed during COVID-19 and position in corporate and government bonds.

Validation of VaR Model

The Bank uses a back-testing process to compare the actual and theoretical profit and losses to VaR to ensure that they are consistent with the statistical results of the VaR model. The theoretical profit or loss is generated using the daily price movements on the assumption that there is no change in the composition of the portfolio. Validation of the IRC model must follow a different approach since the one-year horizon and 99.9% confidence level preclude standard back-testing techniques. Instead, key parameters of the IRC model such as transition and correlation matrices are subject to independent validation by benchmarking against external study results or through analysis using internal or external data.

Structural (Non-Trading) Interest Rate Risk

The Bank’s structural interest rate risk arises from traditional personal and commercial banking activity and is generally the result of mismatches between the maturities and repricing dates of the Bank’s assets and liabilities. The measurement of interest rate risk in the banking book does not include exposures from TD’s Wholesale Banking or Insurance businesses.

The primary measures for this risk are Economic Value of Shareholders’ Equity (EVE) Sensitivity and Net Interest Income Sensitivity (NIIS).

The EVE Sensitivity measures the impact of a specified interest rate shock to the change in the net present value of the Bank’s banking book assets, liabilities, and certain off-balance sheet items. It reflects a measurement of the potential present value impact on shareholders’ equity without an assumed term profile for the management of the Bank’s own equity and excludes product margins.

The NIIS measures the NII change over a twelve-month horizon for a specified change in interest rates for banking book assets, liabilities, and certain off-balance sheet items assuming a constant balance sheet over the period.

The Bank’s Market Risk policy sets overall limits on the structural interest rate risk measures. These limits are periodically reviewed and approved by the Risk Committee of the Board. In addition to the Board policy limits, book-level risk limits are set for the Bank’s management of non-trading interest rate risk by Risk Management. Exposures against these limits are routinely monitored and reported, and breaches of the Board limits, if any, are escalated to both the Asset/Liability and Capital Committee (ALCO) and the Risk Committee of the Board.

The following table shows the potential before-tax impact of an immediate and sustained 100 bps increase or decrease in interest rates on the EVE and NIIS measures. Interest rate floors are applied by currency to the decrease in rates such that they do not exceed expected lower bounds, with the most material currencies set to a floor of -25 bps.

TABLE 29: STRUCTURAL INTEREST RATE SENSITIVITY MEASURES

(millions of Canadian dollars)									As at
	July 31, 2021						April 30, 2021		October 31, 2020
	EVE Sensitivity			NII[1] Sensitivity			EVE Sensitivity	NII[1] Sensitivity	EVE Sensitivity	NII Sensitivity
	Canada	U.S.	Total	Canada	U.S.	Total	Total	Total	Total	Total
Before-tax impact of
100 bps increase in rates	$66	$(1,643)	$(1,577)	$1,087	$986	$2,073	$(1,510)	$2,101	$(1,876)	$1,926

100 bps decrease in rates	(133)	377	244	(744)	(390)	(1,134)	329	(927)	277	(872)

[1]	Represents the twelve-month net interest income (NII) exposure to an immediate and sustained shock in rates.

As at July 31, 2021, an immediate and sustained 100 bps increase in interest rates would have had a negative impact to the Bank’s EVE of $1,577 million, an increase of $67 million from last quarter, and a positive impact to the Bank’s NII of $2,073 million, a decrease of $28 million from last quarter. An immediate and sustained 100 bps decrease in interest rates would have had a positive impact to the Bank’s EVE of $244 million, a decrease of $85 million from last quarter, and a negative impact to the Bank’s NII of $1,134 million, an increase of $207 million from last quarter. The quarter-over-quarter increase in up shock EVE was primarily driven by increased sensitivity from U.S. mortgage prepayment optionality. The quarter-over-quarter increase in down shock NII Sensitivity was primarily driven by deposit growth and a larger effective shock due to the increase in short-term rates, partially offset by hedging activity in Treasury.

Liquidity Risk

Liquidity risk is the risk of having insufficient cash or collateral to meet financial obligations and an inability to, in a timely manner, raise funding or monetize assets at a non-distressed price. Financial obligations can arise from deposit withdrawals, debt maturities, commitments to provide credit or liquidity support, or the need to pledge additional collateral.

TD’S LIQUIDITY RISK APPETITE

The Bank maintains a prudent and disciplined approach to managing its potential exposure to liquidity risk. The Bank targets a 90-day survival horizon under a combined bank-specific and market-wide stress scenario, and a minimum buffer over regulatory requirements prescribed by the OSFI LAR guidelines. Under the LAR guidelines, Canadian banks are required to maintain a Liquidity Coverage Ratio (LCR) at the minimum of 100% other than during periods of financial stress and to maintain a Net Stable Funding Ratio (NSFR) at the minimum of 100%. The Bank’s funding program emphasizes maximizing deposits as a core source of funding, and having ready access to wholesale funding markets across diversified terms, funding types, and currencies that is designed to ensure low exposure to a sudden contraction of wholesale funding capacity and to minimize structural liquidity gaps. The Bank also maintains a comprehensive contingency funding plan to enhance preparedness for recovery from potential liquidity stress events. The Bank’s strategies and actions comprise an integrated liquidity risk management program that is designed to ensure low exposure to liquidity risk and compliance with regulatory requirements.

LIQUIDITY RISK MANAGEMENT RESPONSIBILITY

The Bank’s ALCO oversees the Bank’s liquidity risk management program. It ensures there are effective management structures and practices in place to properly measure and manage liquidity risk. The Global Liquidity & Funding Committee, a subcommittee of the ALCO comprised of senior management from Treasury and Balance Sheet Management (TBSM), Risk Management and Wholesale Banking, identifies and monitors the Bank’s liquidity risks. The management of liquidity risk is the responsibility of the Head of TBSM, while oversight and challenge is provided by the ALCO and independently by Risk Management. The Risk Committee of the Board regularly reviews the Bank’s liquidity position and approves the Bank’s Liquidity Risk Management Framework bi-annually and the related policies annually.

The Bank has established TDGUS as TD’s U.S. Intermediate Holding Company (IHC), as well as a Combined U.S. Operations (CUSO) reporting unit that consists of the IHC and TD’s U.S. branch and agency network. Both TDGUS and CUSO are managed to the U.S. Enhanced Prudential Standards liquidity requirements in addition to the Bank’s liquidity management framework.

The Bank’s liquidity risk appetite and liquidity risk management approach have not substantially changed from that described in the Bank’s 2020 Annual Report. For a complete discussion of liquidity risk, refer to the “Liquidity Risk” section in the Bank’s 2020 Annual Report.

Liquid assets

The unencumbered liquid assets the Bank holds to meet its liquidity requirements must be high-quality securities that the Bank believes can be monetized quickly in stress conditions with minimum loss in market value. The liquidity value of unencumbered liquid assets considers estimated market or trading depths, settlement timing, and/or other identified impediments to potential sale or pledging. Overall, the Bank expects any reduction in market value of its liquid asset portfolio to be modest given the underlying high credit quality and demonstrated liquidity.

Assets held by the Bank to meet liquidity requirements are summarized in the following tables. The tables do not include assets held within the Bank’s insurance businesses as these are used to support insurance-specific liabilities and capital requirements.

TABLE 30:  SUMMARY OF LIQUID ASSETS BY TYPE AND CURRENCY[1,2,3]

(millions of Canadian dollars, except as noted)						As at
	Bank-owned liquid assets	Securities received as collateral from securities financing and derivative transactions	Total liquid assets	% of total	Encumbered liquid assets	Unencumbered liquid assets
						July 31, 2021
Cash and central bank reserves	$71,436	$–	$71,436	8%	$1,136	$70,300
Canadian government obligations	31,457	83,321	114,778	14	76,442	38,336
National Housing Act Mortgage-Backed Securities (NHA MBS)	25,018	4	25,022	3	2,307	22,715
Obligations of provincial governments, public sector entities and multilateral development banks[4]	27,465	22,997	50,462	6	33,328	17,134
Corporate issuer obligations	7,064	3,657	10,721	1	2,856	7,865

Equities	15,576	3,533	19,109	2	10,806	8,303
Total Canadian dollar-denominated	178,016	113,512	291,528	34	126,875	164,653
Cash and central bank reserves	90,826	–	90,826	10	21	90,805
U.S. government obligations	79,860	45,556	125,416	15	41,762	83,654
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	70,335	3,871	74,206	9	14,499	59,707
Obligations of other sovereigns, public sector entities and multilateral development banks[4]	62,748	65,700	128,448	15	63,006	65,442
Corporate issuer obligations	75,471	2,662	78,133	9	9,007	69,126

Equities	38,831	32,955	71,786	8	35,243	36,543
Total non-Canadian dollar-denominated	418,071	150,744	568,815	66	163,538	405,277
Total	$596,087	$264,256	$860,343	100%	$290,413	$569,930

						October 31, 2020
Cash and central bank reserves	$94,640	$–	$94,640	11%	$1,689	$92,951
Canadian government obligations	39,008	83,258	122,266	14	80,934	41,332
NHA MBS	30,763	23	30,786	3	2,294	28,492
Obligations of provincial governments, public sector entities and multilateral development banks[4]	22,999	24,441	47,440	6	34,990	12,450
Corporate issuer obligations	11,310	2,841	14,151	1	2,331	11,820

Equities	13,146	2,618	15,764	2	8,248	7,516
Total Canadian dollar-denominated	211,866	113,181	325,047	37	130,486	194,561
Cash and central bank reserves	69,183	–	69,183	8	51	69,132
U.S. government obligations	82,701	53,755	136,456	15	53,585	82,871
U.S. federal agency obligations, including U.S. federal agency mortgage-backed obligations	74,131	9,566	83,697	9	21,495	62,202
Obligations of other sovereigns, public sector entities and multilateral development banks[4]	61,171	55,449	116,620	14	49,771	66,849
Corporate issuer obligations	78,238	2,108	80,346	9	8,297	72,049

Equities	31,258	38,684	69,942	8	36,716	33,226
Total non-Canadian dollar-denominated	396,682	159,562	556,244	63	169,915	386,329
Total	$608,548	$272,743	$881,291	100%	$300,401	$580,890

[1]	Certain comparative amounts have been reclassified to conform with the presentation adopted in the current period.
[2]	Positions stated include gross asset values pertaining to securities financing transactions.
[3]	Liquid assets include collateral received that can be re-hypothecated or otherwise redeployed.
[4]	Includes debt obligations issued or guaranteed by these entities.

Unencumbered liquid assets are held in The Toronto-Dominion Bank and multiple domestic and foreign subsidiaries and branches and are summarized in the following table.

TABLE 31:  SUMMARY OF UNENCUMBERED LIQUID ASSETS BY BANK, SUBSIDIARIES, AND BRANCHES

(millions of Canadian dollars)		As at
	July 31 2021	October 31 2020
The Toronto-Dominion Bank (Parent)	$205,442	$230,369
Bank subsidiaries	347,527	334,308

Foreign branches	16,961	16,213
Total	$569,930	$580,890

FUNDING

The Bank has access to a variety of unsecured and secured funding sources. The Bank’s funding activities are conducted in accordance with the liquidity management policy that requires assets be funded to the appropriate term and to a prudent diversification profile.

The Bank’s primary approach to managing funding activities is to maximize the use of deposits raised through personal and commercial banking channels. The following table illustrates the Bank’s large base of personal and commercial, wealth, and Schwab sweep deposits (collectively, “P&C deposits”) that make up over 75% of total funding.

TABLE 39:  SUMMARY OF DEPOSIT FUNDING

(millions of Canadian dollars)		As at
	July 31 2021	October 31 2020
P&C deposits – Canadian Retail	$509,023	$471,543
P&C deposits – U.S. Retail	465,894	477,738
Total	$974,917	$949,281

WHOLESALE FUNDING

The Bank actively maintains various registered external wholesale term (greater than 1 year) funding programs to provide access to diversified funding sources, including asset securitization, covered bonds, and unsecured wholesale debt. The Bank also raises term funding through Senior Notes, NHA MBS, CMB, and notes backed by credit card receivables (Evergreen Credit Card Trust). The Bank’s wholesale funding is diversified by geography, by currency, and by funding types. The Bank raises short-term (1 year and less) funding using certificates of deposit and commercial paper.

The Bank maintains depositor concentration limits in respect of short-term wholesale deposits so that it is not overly reliant on individual depositors for funding. The Bank further limits short-term wholesale funding maturity concentration in an effort to mitigate refinancing risk during a stress event.

MATURITY ANALYSIS OF ASSETS, LIABILITIES, AND OFF-BALANCE SHEET COMMITMENTS

The following table summarizes on-balance sheet and off-balance sheet categories by remaining contractual maturity. Off-balance sheet commitments include contractual obligations to make future payments on operating capital lease commitments, certain purchase obligations, and other liabilities. The values of credit instruments reported in the following table represent the maximum amount of additional credit that the Bank could be obligated to extend should such instruments be fully drawn or utilized. Since a significant portion of guarantees and commitments are expected to expire without being drawn upon, the total of the contractual amounts is not representative of expected future liquidity requirements. These contractual obligations have an impact on the Bank’s short-term and long-term liquidity and capital resource needs.

The maturity analysis presented does not depict the degree of the Bank’s maturity transformation or the Bank’s exposure to interest rate and liquidity risk. The Bank ensures that assets are appropriately funded to protect against borrowing cost volatility and potential reductions to funding market availability. The Bank utilizes stable non-maturity deposits (chequing and savings accounts) and term deposits as the primary source of long-term funding for the Bank’s non-trading assets including personal and business term loans and the stable balance of revolving lines of credit. The Bank issues long-term funding based primarily on the projected net growth of non-trading assets and raises short term funding primarily to finance trading assets. The liquidity of trading assets under stressed market conditions is considered when determining the appropriate term of the funding.

TABLE 42:  REMAINING CONTRACTUAL MATURITY

(millions of Canadian dollars)	As at

	July 31, 2021
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total

Assets
Cash and due from banks	$5,817	$–	$–	$–	$–	$–	$–	$–	$–	$5,817
Interest-bearing deposits with banks	165,405	335	104	–	–	–	–	–	1,699	167,543
Trading loans, securities, and other[1]	1,745	7,343	3,328	2,736	3,788	10,963	25,452	22,804	69,279	147,438
Non-trading financial assets at fair value through profit or loss	62	–	16	750	1,523	1,016	3,101	1,803	981	9,252
Derivatives	4,897	7,494	4,702	3,509	2,183	6,033	10,711	12,213	–	51,742
Financial assets designated at fair value through profit or loss	406	122	423	155	111	484	1,271	1,660	–	4,632
Financial assets at fair value through other comprehensive income	1,767	4,341	8,677	11,449	3,203	4,842	21,057	24,518	4,535	84,389
Debt securities at amortized cost, net of allowance for credit losses	2,440	5,119	6,495	6,649	4,899	20,951	77,714	126,045	(2)	250,310
Securities purchased under reverse repurchase agreements[2]	90,202	34,479	11,673	14,671	10,744	138	247	–	–	162,154
Loans
Residential mortgages	1,261	3,623	6,089	5,320	10,835	34,902	162,167	39,259	–	263,456
Consumer instalment and other personal	741	1,484	2,271	2,251	4,441	14,206	79,037	27,018	56,041	187,490
Credit card	–	–	–	–	–	–	–	–	30,692	30,692

Business and government	22,838	7,034	8,429	8,495	9,593	26,811	71,554	62,910	26,729	244,393

Total loans	24,840	12,141	16,789	16,066	24,869	75,919	312,758	129,187	113,462	726,031

Allowance for loan losses	–	–	–	–	–	–	–	–	(6,811)	(6,811)

Loans, net of allowance for loan losses	24,840	12,141	16,789	16,066	24,869	75,919	312,758	129,187	106,651	719,220
Customers’ liability under acceptances	15,038	4,212	16	32	–	–	–	–	–	19,298
Investment in Schwab	–	–	–	–	–	–	–	–	11,231	11,231
Goodwill[3]	–	–	–	–	–	–	–	–	16,341	16,341
Other intangibles[3]	–	–	–	–	–	–	–	–	2,140	2,140
Land, buildings, equipment, and other depreciable assets[3]	–	2	2	2	5	19	336	3,894	4,993	9,253
Deferred tax assets	–	–	–	–	–	–	–	–	2,036	2,036
Amounts receivable from brokers, dealers, and clients	23,262	–	–	–	–	–	–	–	–	23,262

Other assets	3,107	997	602	1,830	405	81	135	65	9,813	17,035
Total assets	$338,988	$76,585	$52,827	$57,849	$51,730	$120,446	$452,782	$322,189	$229,697	$1,703,093

Liabilities
Trading deposits	$3,061	$5,405	$7,352	$2,886	$3,247	$2,652	$3,627	$1,215	$–	$29,445
Derivatives	4,865	6,307	4,773	2,889	2,365	6,328	11,287	13,901	–	52,715
Securitization liabilities at fair value	–	344	628	1,022	510	2,197	6,208	2,724	–	13,633
Financial liabilities designated at fair value through profit or loss	21,013	18,734	14,110	16,773	20,733	980	3	9	–	92,355
Deposits[4,5]
Personal	7,334	10,176	9,192	8,810	7,317	9,277	7,339	29	567,064	626,538
Banks	9,666	1,040	486	103	74	2	2	4	14,261	25,638

Business and government	16,430	15,261	9,159	7,255	5,524	27,079	35,468	3,970	346,359	466,505

Total deposits	33,430	26,477	18,837	16,168	12,915	36,358	42,809	4,003	927,684	1,118,681
Acceptances	15,038	4,212	16	32	–	–	–	–	–	19,298
Obligations related to securities sold short[1]	697	1,659	1,204	650	749	3,524	13,238	13,214	1,788	36,723
Obligations related to securities sold under repurchase agreements[2]	119,070	26,321	5,653	3,238	1,553	24	4	–	–	155,863
Securitization liabilities at amortized cost	–	405	341	418	473	2,016	8,364	3,255	–	15,272
Amounts payable to brokers, dealers, and clients	23,866	–	–	–	–	–	–	–	–	23,866
Insurance-related liabilities	164	283	420	420	441	989	1,710	937	2,371	7,735
Other liabilities	7,205	2,214	2,027	588	253	2,001	965	4,979	6,065	26,297

Subordinated notes and debentures	–	–	–	–	–	–	200	11,103	–	11,303

Equity	–	–	–	–	–	–	–	–	99,907	99,907
Total liabilities and equity	$228,409	$92,361	$55,361	$45,084	$43,239	$57,069	$88,415	$55,340	$1,037,815	$1,703,093
Off-balance sheet commitments
Credit and liquidity commitments[6,7]	$13,666	$20,691	$20,224	$19,422	$19,861	$39,435	$113,451	$3,750	$1,338	$251,838
Other commitments[8]	67	149	239	144	246	604	864	888	–	3,201

Unconsolidated structured entity commitments	–	2,180	1,916	20	–	–	–	–	–	4,116
Total off-balance sheet commitments	$13,733	$23,020	$22,379	$19,586	$20,107	$40,039	$114,315	$4,638	$1,338	$259,155

[1]	Amount has been recorded according to the remaining contractual maturity of the underlying security.
[2]	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
[3]	Certain non-financial assets have been recorded as having ‘no specific maturity’.
[4]	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
[5]

Includes $30 billion of covered bonds with remaining contractual maturities of $4 billion in ‘over 1 months to 3 months’, $3 billion in ‘over 3 months to 6 months’, $2 billion in ‘over 6 months to 9 months’, $4 billion in ‘over 9 months to 1 year’, $8 billion in ‘over 1 to 2 years’, $7 billion in ‘over 2 to 5 years’, and $2 billion in ‘over 5 years’.

[6]	Includes $312 million in commitments to extend credit to private equity investments.
[7]	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
[8]	Includes various purchase commitments as well as commitments for leases not yet commenced, and lease-related payments.

TABLE 42: REMAINING CONTRACTUAL MATURITY (continued)

(millions of Canadian dollars)	As at
	October 31, 2020
	Less than 1 month	1 to 3 months	3 to 6 months	6 to 9 months	9 months to 1 year	Over 1 to 2 years	Over 2 to 5 years	Over 5 years	No specific maturity	Total
Assets
Cash and due from banks	$6,437	$8	$–	$–	$–	$–	$–	$–	$–	$6,445
Interest-bearing deposits with banks	161,326	656	–	–	–	–	–	–	2,167	164,149
Trading loans, securities, and other[1]	4,363	6,920	7,866	6,913	3,867	9,732	23,624	27,554	57,479	148,318
Non-trading financial assets at fair value through profit or loss	80	–	600	2,271	69	1,430	1,425	1,879	794	8,548
Derivatives	5,299	7,167	4,554	2,810	2,525	6,314	10,004	15,569	–	54,242
Financial assets designated at fair value through profit or loss	820	183	631	234	107	930	1,253	581	–	4,739
Financial assets at fair value through other comprehensive income	2,501	2,799	8,490	6,101	4,886	25,305	23,667	26,957	2,579	103,285
Debt securities at amortized cost, net of allowance for credit losses	6,444	23,449	16,052	5,855	5,498	12,386	62,145	95,852	(2)	227,679
Securities purchased under reverse repurchase agreements[2]	98,721	30,246	23,879	11,776	4,204	29	307	–	–	169,162
Loans
Residential mortgages	472	2,845	7,286	9,994	10,481	38,182	138,912	44,047	–	252,219
Consumer instalment and other personal	706	1,423	3,437	3,941	3,893	14,594	68,961	28,038	60,467	185,460
Credit card	–	–	–	–	–	–	–	–	32,334	32,334

Business and government	27,193	4,938	8,973	11,653	8,672	35,439	70,478	65,144	23,309	255,799

Total loans	28,371	9,206	19,696	25,588	23,046	88,215	278,351	137,229	116,110	725,812

Allowance for loan losses	–	–	–	–	–	–	–	–	(8,289)	(8,289)

Loans, net of allowance for loan losses	28,371	9,206	19,696	25,588	23,046	88,215	278,351	137,229	107,821	717,523
Customers’ liability under acceptances	12,699	2,036	204	2	–	–	–	–	–	14,941
Investment in Schwab	–	–	–	–	–	–	–	–	12,174	12,174
Goodwill[3]	–	–	–	–	–	–	–	–	17,148	17,148
Other intangibles[3]	–	–	–	–	–	–	–	–	2,125	2,125
Land, buildings, equipment, and other depreciable assets[3,4]	–	1	6	91	9	29	299	4,384	5,317	10,136
Deferred tax assets	–	–	–	–	–	–	–	–	2,444	2,444
Amounts receivable from brokers, dealers, and clients	33,951	–	–	–	–	–	–	–	–	33,951

Other assets	3,521	1,060	643	2,783	470	150	125	171	9,933	18,856
Total assets	$364,533	$83,731	$82,621	$64,424	$44,681	$144,520	$401,200	$310,176	$219,979	$1,715,865
Liabilities
Trading deposits	$1,802	$2,429	$2,065	$3,057	$1,639	$3,510	$3,455	$1,220	$–	$19,177
Derivatives	4,718	6,783	3,997	1,917	2,012	5,438	11,084	17,254	–	53,203
Securitization liabilities at fair value	–	608	243	652	345	2,495	6,706	2,669	–	13,718
Financial liabilities designated at fair value through profit or loss	18,654	7,290	12,563	15,892	5,251	–	4	11	–	59,665
Deposits[5,6]
Personal	6,240	8,996	9,139	9,550	7,288	10,095	7,923	37	565,932	625,200
Banks	12,870	1,592	313	56	28	–	4	5	14,101	28,969

Business and government	25,387	24,703	24,841	15,274	7,214	14,378	52,852	3,386	313,129	481,164

Total deposits	44,497	35,291	34,293	24,880	14,530	24,473	60,779	3,428	893,162	1,135,333
Acceptances	12,699	2,036	204	2	–	–	–	–	–	14,941
Obligations related to securities sold short[1]	698	1,095	993	823	707	4,888	9,789	14,986	1,020	34,999
Obligations related to securities sold under repurchase agreements[2]	122,433	23,944	30,879	1,791	4,952	4,873	4	–	–	188,876
Securitization liabilities at amortized cost	–	1,055	221	422	404	1,642	8,799	3,225	–	15,768
Amounts payable to brokers, dealers, and clients	35,143	–	–	–	–	–	–	–	–	35,143
Insurance-related liabilities	306	350	382	316	305	963	1,676	1,033	2,259	7,590

Other liabilities[4]	7,672	3,630	1,744	701	1,048	1,304	1,402	5,633	7,342	30,476

Subordinated notes and debentures	–	–	–	–	–	–	200	11,277	–	11,477
Equity	–	–	–	–	–	–	–	–	95,499	95,499
Total liabilities and equity	$248,622	$84,511	$87,584	$50,453	$31,193	$49,586	$103,898	$60,736	$999,282	$1,715,865
Off-balance sheet commitments
Credit and liquidity commitments[7,8]	$19,568	$23,526	$25,918	$20,089	$14,289	$43,760	$107,951	$4,343	$1,309	$260,753
Other commitments[9]	77	169	183	188	165	657	875	553	–	2,867

Unconsolidated structured entity commitments	903	342	1,367	227	408	–	–	–	–	3,247
Total off-balance sheet commitments	$20,548	$24,037	$27,468	$20,504	$14,862	$44,417	$108,826	$4,896	$1,309	$266,867
[1]	Amount has been recorded according to the remaining contractual maturity of the underlying security.
[2]	Certain contracts considered short-term are presented in ‘less than 1 month’ category.
[3]	Certain non-financial assets have been recorded as having ‘no specific maturity’.
[4]

Upon adoption of Leases (IFRS 16), right-of-use assets recognized are included in ‘Land, buildings, equipment, and other depreciable assets’ and lease liabilities recognized are included in ‘Other liabilities’.

[5]	As the timing of demand deposits and notice deposits is non-specific and callable by the depositor, obligations have been included as having ‘no specific maturity’.
[6]

Includes $41 billion of covered bonds with remaining contractual maturities of $2 billion in ‘over 1 months to 3 months’, $3 billion in ‘over 3 months to 6 months’, $5 billion in ‘over 6 months to 9 months’, $4 billion in ‘over 9 months to 1 year’, $9 billion in ‘over 1 to 2 years’, $16 billion in ‘over 2 to 5 years’, and $2 billion in ‘over 5 years’.

[7]	Includes $290 million in commitments to extend credit to private equity investments.
[8]	Commitments to extend credit exclude personal lines of credit and credit card lines, which are unconditionally cancellable at the Bank’s discretion at any time.
[9]	Includes various purchase commitments as well as commitments for leases not yet commenced, and lease-related payments.